SIREN ETF TRUST

POWER OF ATTORNEY

I, the undersigned trustee of Siren ETF Trust, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Scott Freeze and Michael Blaszczyk, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Reality Shares DIVCON Leaders Dividend ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Leaders Dividend ETF, a series of the Trust; (ii) the Reality Shares DIVCON Dividend Defender ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Dividend Defender ETF, a series of the Trust; and (iii) the Reality Shares Nasdaq NexGen Economy ETF, a series of Reality Shares ETF Trust, into the Siren Nasdaq NexGen Economy ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ William Hennessy	Date: August 3, 2020
William Hennessy
Trustee

SIREN ETF TRUST

POWER OF ATTORNEY

I, the undersigned trustee of Siren ETF Trust, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Scott Freeze and Michael Blaszczyk, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Reality Shares DIVCON Leaders Dividend ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Leaders Dividend ETF, a series of the Trust; (ii) the Reality Shares DIVCON Dividend Defender ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Dividend Defender ETF, a series of the Trust; and (iii) the Reality Shares Nasdaq NexGen Economy ETF, a series of Reality Shares ETF Trust, into the Siren Nasdaq NexGen Economy ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Sonica Kearney	Date: August 3, 2020
Sonica Kearney
Trustee

SIREN ETF TRUST

POWER OF ATTORNEY

I, the undersigned trustee of Siren ETF Trust, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Scott Freeze and Michael Blaszczyk, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Reality Shares DIVCON Leaders Dividend ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Leaders Dividend ETF, a series of the Trust; (ii) the Reality Shares DIVCON Dividend Defender ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Dividend Defender ETF, a series of the Trust; and (iii) the Reality Shares Nasdaq NexGen Economy ETF, a series of Reality Shares ETF Trust, into the Siren Nasdaq NexGen Economy ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Dillon	Date: June 26, 2020
Michael Dillon
Trustee

SIREN ETF TRUST

POWER OF ATTORNEY

I, the undersigned trustee of Siren ETF Trust, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Scott Freeze and Michael Blaszczyk, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Reality Shares DIVCON Leaders Dividend ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Leaders Dividend ETF, a series of the Trust; (ii) the Reality Shares DIVCON Dividend Defender ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Dividend Defender ETF, a series of the Trust; and (iii) the Reality Shares Nasdaq NexGen Economy ETF, a series of Reality Shares ETF Trust, into the Siren Nasdaq NexGen Economy ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Andrew Kushner	Date: August 6, 2020
Andrew Kushner
Trustee

SIREN ETF TRUST

POWER OF ATTORNEY

I, the undersigned trustee of Siren ETF Trust, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Scott Freeze and Michael Blaszczyk, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Reality Shares DIVCON Leaders Dividend ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Leaders Dividend ETF, a series of the Trust; (ii) the Reality Shares DIVCON Dividend Defender ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Dividend Defender ETF, a series of the Trust; and (iii) the Reality Shares Nasdaq NexGen Economy ETF, a series of Reality Shares ETF Trust, into the Siren Nasdaq NexGen Economy ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Alexander Castillo	Date: August 6, 2020
Alexander Castillo
Trustee

SIREN ETF TRUST

POWER OF ATTORNEY

I, the undersigned trustee of Siren ETF Trust, a Delaware statutory trust, (the “Trust”), do hereby constitute and appoint Scott Freeze and Michael Blaszczyk, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Reality Shares DIVCON Leaders Dividend ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Leaders Dividend ETF, a series of the Trust; (ii) the Reality Shares DIVCON Dividend Defender ETF, a series of Reality Shares ETF Trust, into the Siren DIVCON Dividend Defender ETF, a series of the Trust; and (iii) the Reality Shares Nasdaq NexGen Economy ETF, a series of Reality Shares ETF Trust, into the Siren Nasdaq NexGen Economy ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Christopher Zapalski	Date: August 6, 2020
Christopher Zapalski
Trustee